As filed with the Securities and Exchange Commission on April 20, 1999

                                            1933 Act Registration No.  333-68105
                                            1940 Act Registration No.  811-09121

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.    1                              [X]
                                      ----
         Post-Effective Amendment No.                                  [ ]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.    1                                            [X]
                        ----
JNL VARIABLE FUND LLC
         (Exact Name of Registrant as Specified in Charter)

225 WEST WACKER DRIVE, SUITE 1200, CHICAGO, ILLINOIS 60606 (Address of
         Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (312) 338-5801

Thomas J. Meyer, Esq.               with a copy to:
JNL Variable Fund LLC
Vice President & Counsel            Blazzard, Grodd & Hasenauer P.C.
5901 Executive Drive                P.O. Box 5108
Lansing, Michigan  48911            Westport, Connecticut  06881
         (Name and Address of Agent for Service)

Approximate date of proposed public offering: Upon the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                             JNLNY VARIABLE FUND LLC
                    REFERENCE TO ITEMS REQUIRED BY FORM N-1A

                                                Caption in Prospectus or
                                                Statement of Additional
                                                Information relating to
N-1A Item                                       each Item
---------                                       ------------------------

Part A.  Information Required in a Prospectus   Prospectus
-------  ------------------------------------   ----------

1.  Front and Back Cover Pages                  Front and Back Cover Pages

2.  Risk/Return Summary:  Investments,          About the Series of the Fund
    Risks, and Performance

3.  Risk/Return Summary:  Fee Table             Not Applicable

4.  Investment Objectives, Principal            About the Series of the Fund
    Investment Strategies, and Related Risks

5.  Management's Discussion of Fund             Not Applicable
    Performance

6.  Management, Organization and Capital        Management of the Fund;
    Structure                                   About the Series of the Fund

7.  Shareholder Information                     Investment in Fund Interests;
                                                Redemption of Fund Interests;
                                                Tax Status

8.  Distribution Arrangements                   Not Applicable

9.  Financial Highlights Information            Financial Highlights


         Information Required in a              Statement of
Part B.  Statement of Additional Information    Additional Information
-------  -----------------------------------    ----------------------

10. Cover Page and Table Of Contents            Cover Page and Table of Contents

11. Fund History                                General Information and History

12. Descritpion of the Fund and Its             Common Types of Investments and
    Investments and Risks                       Management Practices; Additional
                                                Risk Considerations; Investment
                                                Restrictions Applicable to All
                                                Series

13. Management of the Fund                      Management of the Fund

14. Control Persons and Principal Holders       Management of the Fund
    of Securities

15. Investment Advisory and Other Services      Investment Advisory and Other
                                                Services

16. Brokerage Allocation and Other Practices    Investment Advisory and Other
                                                Services

17. Capital Stock and Other Securities          Purchases, Redemptions and
                                                Pricing of Interests; Additional
                                                Information

18. Purchase, Redemption and Pricing of         Purchases, Redemptions and
    Shares                                      Pricing of Interests

19. Taxation of the Fund                        Tax Status

20. Underwriters                                Not Applicable

21. Calculation of Performance Data             Performance

22. Financial Statements                        Financial Statements

Part C.
-------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

                            JNL(R) VARIABLE FUND LLC

                                   PROSPECTUS

                             ________________, 1999

                            JNL(R) VARIABLE FUND LLC
                        225 West Wacker Drive o Chicago,
                                 Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund LLC (Fund).

The interests of the Fund are sold to Jackson National Separate Account - I to fund the benefits of variable annuity contracts. The Fund currently offers interests in the following separate Series, each with its own investment objective.


JNL/First Trust The Dow(SM) Target 5 Series
JNL/First Trust The Dow(SM) Target 10 Series
JNL/First Trust The S&P(R) Target 10 Series
JNL/First Trust Global Target 15 Series
JNL/First Trust Target 25 Series
JNL/First Trust Target Small-Cap Series
JNL/First Trust Technology Sector Series
JNL/First Trust Pharmaceutical/Healthcare Sector Series
JNL/First Trust Financial Sector Series
JNL/First Trust Energy Sector Series
JNL/First Trust Leading Brands Sector Series
JNL/First Trust Communications Sector Series


The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

"Dow Jones Industrial Average(SM)", "DJIA(SM)", "Dow Industrials(SM)", "Dow 30(SM)", and "The Dow 10(SM)" are service marks of Dow Jones & Company, Inc. (Dow Jones) and have been licensed for use for certain purposes for use by JNL. None of the Series, including, and in particular, JNL/First Trust The Dow(SM) Target 5 Series and JNL/First Trust The Dow(SM) Target 10 Series, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company (JNL). Neither the Fund nor any Series are sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's Statement of Additional Information (SAI) contains additional information about the Fund and the Series.

                                TABLE OF CONTENTS

About the Series of the Fund

Management of the Fund

Administrative Fee

Investment in Fund Interests

Redemption of Fund Interests

Tax Status

Hypothetical Performance Data for Target Series

Financial Highlights

                          ABOUT THE SERIES OF THE FUND

JNL/FIRST TRUST THE DOW(SM) TARGET 5 SERIES

Investment Objective. The investment objective of the JNL/First Trust The Dow(SM) Target 5 Series (The Dow Target 5 Series) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies. The Dow Target 5 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the five companies included in the Dow Jones Industrial Average(sm) (DJIA) which have the lowest per share price of the companies with the ten highest dividend yields on or about the business day before each Stock Selection Date. The five companies will be selected annually, beginning ________, 1999 and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

Principal Risks of Investing in The Dow Target 5 Series. An investment in The Dow Target 5 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 5 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because The Dow Target 5 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Dow Target 5 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, The Dow Target 5 Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 5 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 5 Series' total return and share price.

          o Limited management. The Dow Target 5 Series' strategy of investing in five companies according to criteria determined on a Stock Selection Date prevents The Dow Target 5 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 5 Series to more risk if one of the selected stocks declines in price or if, certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 5 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 5 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of The Dow Target 5 Series. The Dow Target 5 Series invests in the common stock of five companies included in The DJIA. The five common stocks will be chosen on or about the business day before each Stock Selection Date by the following criteria:

          o the sub-adviser will determine the dividend yield on each common stock in The DJIA;

          o the sub-adviser will determine the ten companies in The DJIA that have the highest dividend yield;

          o the sub-adviser will allocate approximately equal amounts of The Dow Target 5 Series to the common stocks of the five companies with the lowest price per share of such ten companies;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the five common stocks selected.

Between Stock Selection Dates, The Dow Target 5 Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Series to be 100% invested in the prescribed mix of securities at any time. To the extent that the Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by the Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for the Series. The percentage relationship among the number of securities in the Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of the Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for the Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Series.

The stocks in The Dow Target 5 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

The SAI has more information about The Dow Target 5 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for The Dow Target 5 Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES

Investment Objective. The investment objective of the JNL/First Trust The Dow(SM) Target 10 Series (The Dow Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies. The Dow Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average(SM) (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies will be selected annually, beginning ________, 1999 and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

Principal Risks of Investing in The Target 10 Series. An investment in The Dow Target 10 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because The Dow Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Dow Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, The Dow Target 10 Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Series' total return and share price.

          o Limited management. The Dow Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 10 Series to more risk if one of the selected stocks declines in price or if, certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of The Dow Target 10 Series. The Dow Target 10 Series invests in the common stock of ten companies included in The DJIA. The ten common stocks will be chosen on or about the business day before each Stock Selection Date as follows:

          o the sub-adviser will determine the dividend yield on each common stock in The DJIA on or about the business day before the Stock Selection Date;

          o the sub-adviser will allocate approximately equal amounts of The Dow Target 10 Series to the ten companies in The DJIA that have the highest dividend yield;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the ten common stocks selected.

Between Stock Selection Dates, The Dow Target 10 Series will purchase and sell common stocks approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Series to be 100% invested in the prescribed mix of securities at any time. To the extent that the Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by the Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for the Series. The percentage relationship among the number of securities in the Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of the Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for the Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Series.

The stocks in The Dow Target 10 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

The SAI has more information about The Dow Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for The Dow Target 10 Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST THE S&P(R) TARGET 10 SERIES

Investment Objective. The investment objective of the JNL/First Trust The S&P(R) Target 10 Series (S&P Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies. The S&P Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stocks of 10 companies selected from a pre-screened subset of the stocks listed in The S&P 500 Index. The ten companies will be selected annually, beginning ________, 1999 and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

Principal Risks of Investing in The S&P Target 10 Series. An investment in The S&P Target 10 Series is not guaranteed. As with any mutual fund, the value of The S&P Target 10 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because The S&P Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The S&P Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, The S&P Target 10 Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The S&P Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The S&P Target 10 Series' total return and share price.

          o Limited management. The S&P Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The S&P Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The S&P Target 10 Series to more risk if one of the common stocks selected declines in price or if, certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The S&P Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The S&P Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of The S&P Target 10 Series. The S&P Target 10 Series consists of a portfolio of 10 common stocks selected on or about the business day before each Stock Selection Date through the following process:

          o first, the sub-adviser ranks the companies in The S&P 500 Index by market capitalization;

          o the sub-adviser selects half of the companies in The S & P 500 Index with the largest market capitalization;

          o from the remaining companies, the sub-adviser selects the half with the lowest price to sales ratio;

          o from the remaining companies, the sub-adviser selects the 10 common stocks with the greatest one year price appreciation;

          o the sub-adviser will allocate approximately equal amounts of The S&P Target Series to the selected 10 common stocks;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the 10 common stocks selected.

Between Stock Selection Dates, The S&P Target Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Series to be 100% invested in the prescribed mix of securities at any time. To the extent that the Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by the Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for the Series. The percentage relationship among the number of securities in the Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of the Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for the Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Series.

The stocks in The S&P Target 10 Series are not expected to reflect the entire S&P 500 Index nor track the movements of The S & P 500 Index.

The SAI has more information about The S&P Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for The S&P Target 10 Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST GLOBAL TARGET 15 SERIES

Investment Objective. The investment objective of the JNL/First Trust Global Target 15 Series (Global Target 15 Series) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies. The Global Target 15 Series seeks to achieve its objective by investing in the common stocks of certain companies which are components of The Dow Jones Industrial Average(SM) (DJIA), the Financial Times Industrial Ordinary Share Index (FT Index) and the Hang Seng Index. The Global Target 15 Series consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of The DJIA, the FT Index and the Hang Seng Index, respectively, that have the highest dividend yields in the respective index. The fifteen companies will be selected annually, beginning ________, 1999 and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

Principal Risks of Investing in the Global Target 15 Series. An investment in the Global Target 15 Series is not guaranteed. As with any mutual fund, the value of the Global Target 15 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Global Target 15 Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Global Target 15 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Global Target 15 Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Global Target 15 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Global Target 15 Series' total return and share price.

          o Foreign investing risk. Because the Global Target 15 Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Particularly, the reversion of Hong Kong to Chinese control on July 1, 1997 may adversely affect the securities of Hong Kong issuers contained in the Global Target 15 Series. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Global Target 15 Series' performance to fluctuate more than if it held only U.S. securities.

          o Currency risk. The value of the Global Target 15 Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Global Target 15 Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Limited management. The Global Target 15 Series' strategy of investing in fifteen companies according to criteria determined on a Stock Selection Date prevents the Global Target 15 Series from responding to market fluctuations. As compared to other funds, this could subject the Global Target 15 Series to more risk if one of the common stocks selected declines in price or if, certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Global Target 15 Series from taking advantage of opportunities available to other funds.

In addition, the performance of the Global Target 15 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Global Target 15 Series. The Global Target 15 Series invests in the common stock of fifteen companies included in The DJIA, the FT Index and the Hang Seng Index. The fifteen common stocks will be chosen on or about the business day before each Stock Selection Date as follows:

          o the sub-adviser will determine the dividend yield on each common stock in The DJIA, the FT Index and the Hang Seng Index;

          o the sub-adviser will determine the ten companies in each of The DJIA, the FT Index and the Hang Seng Index that have the highest dividend yield in the respective index;

          o out of those companies, the sub-adviser will allocate approximately equal amounts of the Global Target 15 Series to the common stocks of the five companies in each index with the lowest price per share;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the fifteen common stocks selected.

Between Stock Selection Dates, the Global Target 15 Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Series to be 100% invested in the prescribed mix of securities at any time. To the extent that the Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by the Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

In the event of discrepancies in the market, the sub-adviser may utilize derivative instruments, such as options, futures contracts, warrants, indexed securities and repurchase agreements, all of which involve special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio. The sub-adviser does not anticipate using such derivative instruments with any frequency.

The SAI has more information about the Global Target 15 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for the Target 15 Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST TARGET 25 SERIES

Investment Objective. The investment objective of the JNL/First Trust Target 25 Series (Target 25 Series) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies. The Target 25 Series seeks to achieve its objective by investing approximately equal amounts in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (NYSE). The twenty-five companies will be selected annually, beginning ________, 1999 and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

Principal Risks of Investing in the Target 25 Series. An investment in the Target 25 Series is not guaranteed. As with any mutual fund, the value of the Target 25 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Target 25 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Certain of or all of the companies in which the Target 25 Series may invest may be small cap company stocks. Such companies are likely to have limited product lines, markets or financial resources and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target 25 Series may not be appropriate for all investors.

          o Non-diversification. The Target 25 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Target 25 Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Target 25 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target 25 Series' total return and share price.

          o Limited management. The Target 25 Series' strategy of investing in twenty-five companies according to criteria determined on a Stock Selection Date prevents the Target 25 Series from responding to market fluctuations. As compared to other funds, this could subject the Target 25 Series to more risk if one of the selected stocks declines in price or if, certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target 25 Series from taking advantage of opportunities available to other funds.

In  addition,   the   performance  of  the  Target  25  Series  depends  on  the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Target 25 Series. The Target 25 Series consists of a portfolio of 25 common stocks selected through the following four-step process on or about the business day before each Stock Selection Date:

          o first, the sub-adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships and any stock included in the Dow Jones Industrial Average(SM));

          o those common stocks are then ranked from highest to lowest market capitalization, and the sub-adviser selects the 400 highest market capitalization stocks;

          o those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the sub-adviser selects the 75 highest dividend-yielding stocks;

          o from the remaining 75 stocks, the sub-adviser discards the 50 highest dividend-yielding stocks and selects the remaining 25 stocks;

          o the sub-adviser will allocate approximately equal amounts of the Target 25 Series to the common stocks selected for the portfolio;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the twenty-five common stocks selected.

In addition, companies which, based on publicly available information as of the Stock Selection Date, are the subject of an announced business combination which is expected to be concluded within six months of the Stock Selection Date, will be excluded from the Target 25 Series.

Between Stock Selection Dates, the Target 25 Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the Stock Selection Date.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Series to be 100% invested in the prescribed mix of securities at any time. To the extent that the Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by the Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for the Series. The percentage relationship among the number of securities in the Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of the Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for the Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Series.

The SAI has more information about the Target 25 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for the Target 25 Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST TARGET SMALL-CAP SERIES

Investment Objective. The investment objective of the JNL/First Trust Target Small-Cap Series (Target Small-Cap Series) is a high total return through capital appreciation.

Principal Investment Strategies. The Target Small-Cap Series seeks to achieve its objective by investing approximately equal amounts in a portfolio of common stocks of 40 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange
(NYSE), the American Stock Exchange (AMEX) or The Nasdaq Stock Market (Nasdaq). These companies will be selected annually, beginning ________, 1999 and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

Principal Risks of Investing in the Target Small-Cap Series. An investment in the Target Small-Cap Series is not guaranteed. As with any mutual fund, the value of the Target Small-Cap Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Target Small-Cap Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Target Small-Cap Series is likely to invest have limited product lines, markets or financial resources and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target Small-Cap Series may not be appropriate for all investors.

          o Non-diversification. The Target Small-Cap Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Target-Small Cap Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Target Small-Cap Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target Small-Cap Series' total return and share price.

          o Limited management. The Target Small-Cap Series' strategy of investing in certain companies according to criteria determined on a Stock Selection Date prevents the Target Small-Cap Series from responding to market fluctuations. As compared to other funds, this could subject the Target Small-Cap Series to more risk if one of the common stocks selected declines in price or if, certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target Small-Cap Series from taking advantage of opportunities available to other funds.

In addition, the performance of the Target Small-Cap Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Target Small-Cap Series. The Target Small-Cap Series consists of a portfolio of 40 common stocks selected through the following process on or about the business day before each Stock Selection Date:

          o first, the sub-adviser selects all U.S. registered corporations which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

          o from those companies, the sub-adviser then selects only those companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000 (these dollar limitations will be adjusted periodically for inflation);

          o from the remaining companies, the sub-adviser selects only the stocks with positive three-year sales growth;

          o next, from the remaining companies, the sub-adviser selects only the stocks whose most recent annual earnings are positive;

          o the sub-adviser then eliminates any stock whose price has appreciated by more than 75% in the last 12 months;

          o from the remaining list, the sub-adviser selects the 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest);

          o the sub-adviser will allocate approximately equal amounts of the Target Small-Cap Series to the selected 40 common stocks;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the 40 common stocks selected.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

In addition, companies which, based on publicly available information as of the Stock Selection Date, are the subject of an announced business combination which is expected to be concluded within six months of the Stock Selection Date, will be excluded from the Target Small-Cap Series.

Between Stock Selection Dates, the Target Small-Cap Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Series to be 100% invested in the prescribed mix of securities at any time. To the extent that the Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by the Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for the Series. The percentage relationship among the number of securities in the Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of the Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for the Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Series.

The SAI has more information about the Target Small-Cap Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for the Target Small-Cap Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST TECHNOLOGY SECTOR SERIES

Investment Objective. The objective of the JNL/First Trust Technology Sector Series (Technology Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Technology Sector Series will invest in a portfolio of common stocks issued by technology companies.

Principal Risks of Investing in the Technology Sector Series. An investment in the Technology Sector Series is not guaranteed. As with any mutual fund, the value of the Technology Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Technology Sector Series invests in common stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Technology Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Technology Sector Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Technology Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Technology Sector Series' total return and share price.

          o Industry concentration risk. Because the Technology Sector Series is only investing in common stocks of technology related companies, the Series' performance is closely tied to, and affected by, the technology industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Technology Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

          o Foreign investing risk. Because the Technology Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Technology Sector Series' performance to fluctuate more than if it held only U.S. securities.

          o Currency risk. The value of the Technology Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Technology Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Technology Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Technology Sector Series. The companies selected for the Technology Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts. The companies in which the Technology Sector Series will invest will generally have market capitalizations of at least $500 million and have been publicly traded for two years or more. The Technology Sector Series avoids small market capitalization stocks, newly issued stocks and stocks with little or no earnings. The technology industry is among the fastest growing and fastest changing industries in the world. However, it is important to note that companies engaged in the technology industry are subject to fierce competition and their products and services may be subject to rapid obsolescence.

The Technology Sector Series may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

In the event of discrepancies in the market, the sub-adviser may utilize derivative instruments, such as options, futures contracts, warrants, indexed securities and repurchase agreements, all of which involve special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio. The sub-adviser does not anticipate using such derivative instruments with any frequency.

The SAI has more information about the Technology Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for the Technology Sector Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST PHARMACEUTICAL/HEALTHCARE SECTOR SERIES

Investment Objective. The objective of the JNL/First Trust Pharmaceutical/Healthcare Sector Series (Pharmaceutical/Healthcare Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Pharmaceutical/Healthcare Sector Series will invest in a portfolio of common stocks issued by pharmaceutical and/or healthcare companies.

Principal Risks of Investing in the Pharmaceutical/Healthcare Sector Series. An investment in the Pharmaceutical/Healthcare Sector Series is not guaranteed. As with any mutual fund, the value of the Pharmaceutical/Healthcare Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Pharmaceutical/Healthcare Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Pharmaceutical/Healthcare Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Pharmaceutical/Healthcare Sector Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Pharmaceutical/Healthcare Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Pharmaceutical/Healthcare Sector Series' total return and share price.

          o    Industry        concentration       risk.       Because       the
               Pharmaceutical/Healthcare Sector Series is only investing in common stocks of pharmaceutical/healthcare related companies, the Series' performance is closely tied to, and affected by, the pharmaceutical/healthcare industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Pharmaceutical/Healthcare Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

          o Foreign investing risk. Because the Pharmaceutical/Healthcare Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Pharmaceutical/Healthcare Sector Series' performance to fluctuate more than if it held only U.S. securities.

          o Currency risk. The value of the Pharmaceutical/Healthcare Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Pharmaceutical/Healthcare Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Pharmaceutical/Healthcare Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Pharmaceutical/Healthcare Sector Series. The companies selected for the Pharmaceutical/Healthcare Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts. The pharmaceutical and healthcare industries continue to evolve, and as a result, pharmaceutical and healthcare companies need to keep pace with this constant change, in order to be successful. However, it is important to note that companies engaged in the pharmaceutical industry are subject to fierce competition, stringent government regulation and the risk that their products and services are subject to rapid obsolescence.

The Pharmaceutical/Healthcare Sector Series may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

In the event of discrepancies in the market, the sub-adviser may utilize derivative instruments, such as options, futures contracts, warrants, indexed securities and repurchase agreements, all of which involve special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio. The sub-adviser does not anticipate using such derivative instruments with any frequency.

The SAI has more information about the Pharmaceutical/Healthcare Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for the Pharmaceutical/Healthcare Sector Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST FINANCIAL SECTOR SERIES

Investment Objective. The objective of the JNL/First Trust Financial Sector Series (Financial Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Financial Sector Series invests in a portfolio of common stocks of companies which may include money center banks, major regional banks, financial and investment service providers and insurance companies.

Principal Risks of Investing in the Financial Sector Series. An investment in the Financial Sector Series is not guaranteed. As with any mutual fund, the value of the Financial Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Financial Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Financial Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended (1940 Act), which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Financial Sector Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Financial Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Financial Sector Series' total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Financial Sector Series does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

          o Industry concentration risk. Because the Financial Sector Series is only investing in common stocks of financial related companies, the Series' performance is closely tied to, and affected by, the financial industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Financial Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

          o Foreign investing risk. Because the Financial Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risks. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Financial Sector Series' performance to fluctuate more than if it held only U.S. securities.

          o Currency risk. The value of the Financial Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Financial Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Financial Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Financial Sector Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Financial Sector Series. The companies selected for the Financial Sector Series have been researched and evaluated using database screening techniques, fundamental analysis and the judgment of the sub-adviser's research analysts. To help reduce risk, the Financial Sector Series avoids small companies, newly-issued stocks and stocks with little or no earnings. The financial services industry continues to evolve as banks and insurers expand their businesses through innovative products and services. However, it is important to note that the financial services industry is subject to the adverse effect of volatile interest rates, economic recession, increased competition from new entrants in the field and potential increased regulation.

The Financial Sector Series may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

In the event of discrepancies in the market, the sub-adviser may utilize derivative instruments, such as options, futures contracts, warrants, indexed securities and repurchase agreements, all of which involve special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio. The sub-adviser does not anticipate using such derivative instruments with any frequency.

The SAI has more information about the Financial Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for the Financial Sector Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST ENERGY SECTOR SERIES

Investment Objective. The objective of the JNL/First Trust Energy Sector Series (Energy Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Energy Sector Series will invest in a portfolio of common stocks of energy industry companies. The Energy Sector Series' portfolio will include companies from across various areas of the energy industry, including integrated oil, oil field services and equipment, oil and gas production, and natural gas.

Principal Risks of Investing in the Energy Sector Series. An investment in the Energy Sector Series is not guaranteed. As with any mutual fund, the value of the Energy Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Energy Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Energy Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Energy Sector Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Energy Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Energy Sector Series' total return and share price.

          o Industry concentration risk. Because the Energy Sector Series is only investing in common stocks of energy related companies, the Series' performance is closely tied to, and affected by, the energy industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Energy Sector Series will invest are more volatile than a mixture of stocks of companies from a wide variety of industries.

          o Foreign investing risk. Because the Energy Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Energy Sector Series' performance to fluctuate more than if it held only U.S. securities.

          o Currency risk. The value of the Energy Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Energy Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Energy Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Energy Sector Series. The companies selected for the Energy Sector Series have been researched and evaluated using database screening techniques, fundamental analysis and the judgment of the sub-adviser's research analysts. To help reduce risk, the Energy Sector Series avoids small companies, newly-issued stocks and stocks with little or no earnings.

The Energy Sector Series may actively trade securities in seeking to achieve its
objective.   Doing  so  may  increase   transaction   costs,  which  may  reduce
performance.

In the event of discrepancies in the market, the sub-adviser may utilize derivative instruments, such as options, futures contracts, warrants, indexed securities and repurchase agreements, all of which involve special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio. The sub-adviser does not anticipate using such derivative instruments with any frequency.

The SAI has more information about the Energy Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for the Energy Sector Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST LEADING BRANDS SECTOR SERIES

Investment Objective. The objective of the JNL/First Trust Leading Brands Sector Series (Leading Brands Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Leading Brands Sector Series will invest in a portfolio of common stocks of companies considered to be leaders in the consumer goods industry.

Principal Risks of Investing in the Leading Brands Sector Series. An investment in the Leading Brands Sector Series is not guaranteed. As with any mutual fund, the value of the Leading Brands Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Leading Brands Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o    Non-diversification.   The  Leading   Brands   Sector  Series  is
               "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Leading Brands Sector Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Leading Brands Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Leading Brands Sector Series' total return and share price.

          o Industry concentration risk. Because the Leading Brands Sector Series is only investing in common stocks of consumer goods companies, the Series' performance is closely tied to, and affected by, the consumer industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Leading Brands Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

          o Foreign investing risk. Because the Leading Brands Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Leading Brands Sector Series' performance to fluctuate more than if it held only U.S. securities.

          o Currency risk. The value of the Leading Brands Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Leading Brands Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Leading Brands Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Leading Brands Sector Series. The companies selected for the Leading Brands Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts.

The Leading Brands Sector Series may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

In the event of discrepancies in the market, the sub-adviser may utilize derivative instruments, such as options, futures contracts, warrants, indexed securities and repurchase agreements, all of which involve special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio. The sub-adviser does not anticipate using such derivative instruments with any frequency.

The SAI has more information about the Leading Brands Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for the Leading Brands Sector Series. Investments are made under the direction of a committee.

JNL/FIRST TRUST COMMUNICATIONS SECTOR SERIES

Investment Objective. The objective of the JNL/First Trust Communications Sector Series (Communications Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Communications Sector Series invests in a portfolio of common stocks of companies in the communications industry. These companies may include domestic and international companies involved in cable television, computer networking, communications equipment, communications services and wireless communications.

Principal Risks of Investing in the Communications Sector Series. An investment in the Communications Sector Series is not guaranteed. As with any mutual fund, the value of the Communications Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Communications Sector Series invests in traded common stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Communications Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Communications Sector Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Communications Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Communications Sector Series' total return and share price.

          o Industry concentration risk. Because the Communications Sector Series is only investing in common stocks of communication industry companies, the Series' performance is closely tied to, and affected by, the communication industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Communication Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

          o Foreign investing risk. Because the Communications Sector Series invest in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Communication Sector Series' performance to fluctuate more than if it held only U.S. securities.

          o Currency risk. The value of the Communications Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Communications Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Communications Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Communications Sector Series. The companies selected for the Communications Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts.

The Communications Sector Series may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

In the event of discrepancies in the market, the sub-adviser may utilize derivative instruments, such as options, futures contracts, warrants, indexed securities and repurchase agreements, all of which involve special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio. The sub-adviser does not anticipate using such derivative instruments with any frequency.

The SAI has more information about the Communications Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Portfolio Management. There is no one individual primarily responsible for portfolio management decisions for the Communications Sector Series. Investments are made under the direction of a committee.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL SERIES

Investment Objectives. The investment objectives and policies of each of the Series are not fundamental and may be changed by the Board of Managers of the Fund, without interest holder approval.

In the event of discrepancies in the market, the sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, warrants, indexed securities and repurchase agreements, all of which involve special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio. The sub-adviser does not anticipate using such derivative instruments with any frequency.

Description of Indices. The portfolios of certain of the Series consist of the common stocks of companies listed on various indices. Except as previously described, the publishers of the indices have not granted the Fund or the Fund's investment adviser a license to use their respective index. None of the Series are designed or intended to result in prices that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their prices will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of the Fund or any of the Series or in the selection of stocks in the Series. A description of certain of the indices is provided below:

         The Dow Jones Industrial Average(SM). The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

         The Financial Times Industrial Ordinary Share Index. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

         The Hang Seng Index. The Hang Seng Index presently consists of 33 of the 358 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

         The Nasdaq-100 Index. The Nasdaq-100 Index represents the largest and most active nonfinancial domestic and international issues listed on the Nasdaq Stock Market(R). The index is calculated based on a modified capitalization weighted methodology. The Nasdaq Stock Market lists nearly 5,400 companies and trades more shares per day than any other major U.S. market.

         The Standard & Poor's 500 Index. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stocks' weight in the Index proportionate to its market value.

Year 2000 and Euro Issues. Apart from the particular risks described above for each Series, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser, sub-adviser or its other service providers are unable to process and calculate date-related information because they are not programmed to distinguish between the year 2000 and the year 1900.
This is commonly known as the "Year 2000 Problem."

The Fund relies entirely on outside service providers for the processing of its business. To the extent that a service provider utilizes computers to process the Fund's business, the smooth operation of the Fund depends on the ability of those computers to continue to function properly.

The Fund has contacted each of its service providers to ascertain the service provider's state of readiness for the year 2000. Each of the service providers has indicated to the Fund that, at this time, it is either Year 2000 compliant or that it has identified its systems which are not currently Year 2000 compliant and that it intends to make such systems compliant before December 31, 1999. The Fund intends to continue to monitor the Year 2000 status of its service providers.

Based on the information currently available, the Fund does not anticipate any material impact on the delivery of services to and by the Fund. However, since the Fund must rely on the information provided to it by its service providers, there can be no assurance that the steps taken by the service providers in preparation for the Year 2000 will be sufficient to avoid any adverse impact on the Fund.

Similarly, the companies and other issuers in which a Series invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Series.

Also, to the extent that the Fund invests in foreign securities, the Fund could be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Legislation. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Series or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Series. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Series or will not impair the ability of the issuers of the common stock held in the Series to achieve their business goals.

                             MANAGEMENT OF THE FUND

Investment Adviser

Under Delaware law and the Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the Fund is the responsibility of the Board of Managers of the Fund.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund and provides the Fund with professional investment supervision and management. JNFS is a wholly owned subsidiary of JNL, which is in turn wholly owned by Prudential Corporation plc, a life insurance company in the United Kingdom. JNFS is a successor to Jackson National Financial Services, Inc. which served as an investment adviser to the JNL Series Trust, a registered investment company, from its inception until July 1, 1998, when it transferred its duties as investment adviser and its professional staff for investment advisory services to JNFS.

JNFS has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Series of the Fund. JNFS monitors the compliance of the sub-adviser with the investment objectives and related policies of each Series and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the Fund.

As compensation for its services, JNFS receives a fee from the Fund computed separately for each Series. The fee for each Series is stated as an annual percentage of the net assets of the Series. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of each Series. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess.

Each Series is obligated to pay JNFSLLC the following fee:

     ASSETS                                                  FEES

     $0 to $500 million...................................... .75%
     $500 million to $1 billion.............................. .70%
     Over $1 billion......................................... .65%

Investment Sub-Adviser

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Series of the Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by Robert Donald Van Kampen.

As of the date of this Prospectus, the Series had not commenced investment operations. However, First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. (Nike Securities) which are substantially similar to the certain of the Series in that they have the same investment objectives as those Series but have a life of approximately one year. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and the First Trust GNMA.

Under the terms of the Sub-Advisory Agreement between First Trust and JNFS, First Trust manages the investment and reinvestment of the assets of each Series, subject to the oversight and supervision of JNFS and the Board of Managers of the Fund. First Trust formulates a continuous investment program for each Series consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to JNFS and the Board of Managers of the Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from JNFS computed separately for each Series, stated as an annual percentage of the net assets of such Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay First Trust out of the advisory fee it receives from each Series.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Series pays to JNFS an Administrative Fee. Each Series, except the JNL/First Trust Global Target 15 Series, pays JNFS an Administrative Fee of .10% of the average daily net assets of the Series. The JNL/First Trust Global Target 15 Series pays JNFS an Administrative Fee of .20% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                          INVESTMENT IN FUND INTERESTS

Interests in the Fund are currently sold to Jackson National Separate Account - I, a separate account of JNL, 5901 Executive Drive, Lansing, Michigan 48911, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Series at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Fund's transfer agent. There is no sales charge.

Interests in the Fund are not available to the general public directly. The Series are managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While some of the Series may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Series are not otherwise directly related to any publicly available unit investment trusts. Consequently, the investment performance of publicly available unit investment trusts and any corresponding Series may differ substantially.

The net asset value per interest of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. A Series may invest in securities primarily listed on foreign exchanges and that trade on days when the Series does not price its interests. As a result, a Series' net asset value may change on days when shareholders are not able to purchase or redeem the Series' interests.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                          REDEMPTION OF FUND INTERESTS

Jackson National Separate Account - I redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Fund's transfer agent.

The Fund may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

General

The Fund is a limited liability company with all of its interests owned by a single entity, Jackson National Separate Account I. Accordingly, the Fund is taxed as part of the operations of JNL and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for Jackson National Separate Account - I.

Internal Revenue Service Diversification Requirements

The Series  intend to comply  with the  diversification  requirements  currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the variable annuity policies issued by Jackson National Separate Account - I. The Sub-Advisory Agreement requires the Series to be operated in compliance with these diversification requirements. First Trust, as sub-adviser, reserves the right to depart from the investment strategy of a Series in order to meet these diversification requirements. See the SAI for more specific information.

                 HYPOTHETICAL PERFORMANCE DATA FOR TARGET SERIES

As of the date of this Prospectus, the Series had not commenced investment operations. However, certain aspects of the investment strategies for The Dow Target 5 Series, The Dow Target 10 Series, the S&P Target 10 Series, the Global Target 15 Series, the Target 25 Series, and the Target Small-Cap Series (Target Series) can be demonstrated using historical data. The following table illustrate the hypothetical performance of the investment strategies used by each Target Series and the actual performance of the DJIA, the S&P 500 Index, the FT Index, the Hang Seng Index, the Ibbotson Small Cap Index and a combination index made up of one-third of the total returns of each of the DJIA, the Hang Sang and the FT Indices. The table also shows how performance varies from year to year.

The information for the Target Series assumes that each Series was fully invested as of the beginning of each year and that each Stock Selection Date was the first of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies, expenses or taxes.
Any of such charges will lower the returns shown.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations. Also, the information provided for the Target 25 Series and the Target Small-Cap Series excludes common stocks of companies which on a Stock Selection Date were party to a publicly announced business combination which was expected to have been completed within six months.

The returns shown below for the Target Series are not a guarantee of future performance and should not be used to predict the expected returns on a Target Series. In fact, each hypothetical Target Series underperformed its respective index in certain years.

                           COMPARISON OF TOTAL RETURN

   Year         Target 25     Target 10     Target 5     Global        Target         S&P        S&P 500     FT Index     Hang Seng
   ----         ---------     ----------    ---------    ------        ------         ---        -------     --------     ---------
                 Series         Series       Series    Target 15     Small-Cap      Target        Index                     Index
                 ------         ------       ------    ----------    ---------      ------        -----                     -----
                                                         Series        Series       Series
                                                         ------        ------       ------

1978                6.49%         0.03%        1.23%        4.23%        17.53%      TBD            6.49%        9.92%        23.10%
1979               27.68%        13.01%        9.84%       44.70%        40.78%      TBD           18.22%        3.59%        77.99%
1980               26.45%        27.90%       41.69%       52.51%        61.97%      TBD           -4.92%       -5.30%       -12.34%
1981                8.52%         7.46%        3.19%        0.03%        -9.46%      TBD           -4.92%       -5.30%       -12.34%
1982               30.83%        27.12%       43.37%       -2.77%        51.26%      TBD           21.14%        0.42%       -48.01%
1983               32.09%        39.07%       36.38%       15.61%        31.04%      TBD           22.28%       21.94%        -2.04%
1984                5.55%         6.22%       11.12%       29.88%        -1.10%      TBD            6.22%        2.15%        42.61%
1985               41.89%        29.54%       38.34%       54.06%        50.81%      TBD           31.77%       54.74%        50.95%
1986               25.01%        35.63%       30.89%       38.11%        23.35%      TBD           18.31%       24.36%        51.16%
1987               14.41%         5.59%       10.69%       17.52%        14.94%      TBD            5.33%       37.13%        -6.84%
1988               27.18%        24.75%       21.17%       24.26%        23.19%      TBD           16.64%        9.00%        21.04%
1989               22.98%        26.97%       10.55%       15.98%        26.10%      TBD           31.35%       20.07%        10.59%
1990               -0.82%        -7.82%      -15.74%        3.19%         1.08%      TBD           -3.30%       11.03%        11.71%
1991               37.67%        34.20%       62.03%       40.40%        59.55%      TBD           30.40%        8.77%        50.68%
1992               15.14%         7.69%       22.90%       26.64%        27.81%      TBD            7.62%       -3.13%        34.73%
1993               15.22%        27.08%       34.01%       65.65%        22.47%      TBD            9.95%       19.22%       124.95%
1994                9.73%         4.21%        8.27%       -7.26%         2.11%      TBD            1.34%        1.97%       -29.34%
1995               36.69%        36.85%       30.50%       13.45%        41.65%      TBD           37.22%       16.21%        27.52%
1996               28.53%        28.35%       26.20%       21.00%        34.96%      TBD           22.82%       18.35%        37.86%
1997               30.69%        21.68%       19.97%       -6.38%        16.66%      TBD           33.21%       17.78%       -17.69%
1998                2.09%         7.70%        9.67%        1.72%        10.11%      TBD           17.66%       16.81%        18.30%

  Year      DJIA       Ibbotson         Cumulative
  ----      ----       --------         ----------
                       Small-Cap      Index Returns
                       ---------      -------------
                         Index              (3)
                         -----              ---

1978        2.66%         23.46%           11.89%
1979       10.60%         43.46%           30.73%
1980       -3.61%         13.88%           -7.08%
1981       -3.61%         13.88%           -7.08%
1982       26.85%         28.01%           -6.91%
1983       25.82%         39.67%           15.24%
1984        1.29%         -6.67%           15.35%
1985       33.28%         24.66%           46.32%
1986       27.00%          6.85%           34.18%
1987        5.66%         -9.30%           11.99%
1988       16.03%         22.87%           15.36%
1989       32.09%         10.18%           20.92%
1990       -0.73%        -21.56%            7.34%
1991       24.19%         44.63%           27.88%
1992        7.39%         23.35%           12.99%
1993       16.87%         20.98%           53.68%
1994        5.03%          3.11%           -7.45%
1995       36.67%         34.66%           26.80%
1996       28.71%         17.62%           28.31%
1997       24.82%         22.78%            7.30%
1998       14.11%          5.01%            7.21%

(1) The Target 25 Series and the Target Small-Cap Series for any given period were selected by applying the respective strategy as of the beginning of the period. The Target 10 and Target 5 Series for any given period were selected by ranking the dividend yields for each of the stocks as of the beginning of the period and dividing by the stock's market value on the first trading day on the exchange where that stock principally trades in the given period. The Global Target 15 Series merely averages the total return of the stocks which comprise the five lowest priced stocks of the ten highest dividend yielding stocks in the FT Index, Hang Seng Index and the DJIA, respectively.

(2) Total return represents the sum of the percentage change in market value of each group of stocks between the first trading day of a period and the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total return does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually (with the exception of the FT Index and the Hang Seng Index from 12/31/77 through 12/31/86, during which time annual reinvestment was assumed), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 25 Series achieved an average annual total return of 21.52%, the Target Small-Cap Series achieved an average annual total return of 25.29%, the Target 10 Series achieved an average annual total return of 18.97%, and the Target 5 Series achieved an average annual total return of 21.06% and the Global Target 15 Series achieved an average annual total return of 20.87%. In addition, over this period, each individual strategy achieved a greater average annual total return than that of its corresponding index, the S&P 500 Index, Ibbotson Small-Cap Index, the DJIA or a combination of the FT Index, Hang Seng Index and DJIA, which were 16.51%, 17.68%, 16.47% and 18.09%, respectively. Although each Series seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Series will achieve a better performance.

(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.

                              FINANCIAL HIGHLIGHTS

The financial highlights information for the Fund is not included in the prospectus because the Fund had not commenced operations as of the effective date of this prospectus.

                                   PROSPECTUS

                             ________________, 1999

                            JNL(R) VARIABLE FUND LLC

You may find more information about the Fund in the Fund's SAI dated _________, 1999, which contains further information about the Fund and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Variable Fund LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.

You may also obtain information about the Fund (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov) and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and copying charges by calling (800) SEC-0330.


                                                             File No.: 811-09121

                       STATEMENT OF ADDITIONAL INFORMATION

                             ________________, 1999

                              JNL VARIABLE FUND LLC


================================================================================
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Variable Fund LLC Prospectus, dated ___________, 1999. Not all Series described in this Statement of Additional Information may be available for investment. The Prospectus may be obtained by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.
================================================================================



                                TABLE OF CONTENTS

General Information and History.............................................   2
Common Types of Investments and Management Practices........................   2
Additional Risk Considerations..............................................
Investment Restrictions Applicable to All Series............................
Management of the Fund......................................................
Performance.................................................................
Investment Advisory and Other Services......................................
Purchases, Redemptions and Pricing of Interests.............................
Additional Information......................................................
Tax Status..................................................................
Financial Statements .......................................................

                         GENERAL INFORMATION AND HISTORY

JNL Variable Fund LLC (Fund) is a non-diversified, open-end management company organized as a Delaware limited liability company on October 13, 1998. The Fund offers interests in separate Series (collectively, Series), which are comprised of two groups - Target Series and Sector Series.

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities a Series may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Series may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Series' investment objective(s) and policies described in the Prospectus and in this SAI.

BANK OBLIGATIONS. A Series may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, a Series may mortgage or pledge securities in amounts up to 15% of its net assets.

CASH POSITION. A Series may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. For temporary, defensive purposes, a Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COMMERCIAL PAPER. A Series may invest in commercial paper.  Commercial paper are
short-term  promissory  notes  issued  by  corporations   primarily  to  finance
short-term credit needs. Such notes may have fixed or variable rates.

COMMON AND PREFERRED STOCKS. A Series may invest in common and/or preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

CONVERTIBLE SECURITIES. A Series may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

FOREIGN CURRENCY TRANSACTIONS. A Series will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash), basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Series will generally not enter into a forward contract with a term of greater than one year.

There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various countries where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

FOREIGN SECURITIES. A Series may invest in foreign securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and dollar-denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a Series' diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Series may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Series' total return; and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Series' income.

The Series' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, in accordance with regulations adopted by the Commodity Futures Trading Commission (CFTC), a Series will employ such techniques only for (1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Series' net assets.

HYBRID INSTRUMENTS. A Series may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. A Series may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities not determined to be liquid in accordance with guidelines established by the fund's Board of managers; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions.

MONEY MARKET FUNDS. Each Fund may invest in shares of money market funds to the extent permitted by the Investment Company Act of 1940, as amended.

PORTFOLIO TURNOVER. To a limited extent, a Series may engage in short-term transactions if such transactions further its investment objective. A Series may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Series may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or dealer) to repurchase that security from the Series at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security. The Series must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Series may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Series, together with other registered investment companies having management agreements with a common investment adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Series invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

SECURITIES LENDING. Each Series may also lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, a Series will not lend common stock or other assets, if as a result, more than 33 1/3% of the Series' total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each Series must receive any dividends or interest paid by the issuer on such securities; (c) each Series must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each Series must receive either interest from the investment of collateral or a fixed fee from the borrower.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Series may experience delays in, or be prevented from, recovering the collateral. During the period that the Series seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Series may also incur expenses in enforcing its rights. If a Series has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

SECURITY-RELATED ISSUERS. The Fund is seeking exemptive relief from the Securities and Exchange Commission to allow certain Series to invest more than 5% of their assets in the securities of any issuer that derives more than 15 percent of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940). Until such relief is received, despite any investment strategy, the applicable Series will not be able to invest more than 5% of their assets in such issuers.

SHORT SALES. A Series may sell securities short. A short sale is the sale of a security the Series does not own. It is "against the box" if at all times when the short position is open the Series owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Series engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner.

SHORT-TERM CORPORATE DEBT SECURITIES. A Series may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS. Standard & Poor's Depository Receipts (SPDRs) are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of equity securities that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Series as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities. These include securities issued by the Federal National Mortgage Association
(Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

WARRANTS. A Series may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase common stock at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Series may purchase securities on a when-issued or delayed delivery basis (When-Issueds) and may purchase securities on a forward commitment basis (Forwards). Any or all of the Series' investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Series to the issuer and no interest accrues to the Series. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Series makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Series will maintain cash and/or liquid assets with its custodian bank at least equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Series (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

WRITING COVERED OPTIONS ON SECURITIES. A Series may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Series' investment objective. Call options written by a Series give the holder the right to buy the underlying security from the Series at a stated exercise price; put options give the holder the right to sell the underlying security to the Series at a stated price.

A Series may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Series owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Series owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Series owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Series will maintain in a segregated account at the Series' custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Series' obligation under the option. A Series may also write combinations of covered puts and covered calls on the same underlying security.

A Series will receive a premium from writing an option, which increases the Series' return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Series will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Series may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Series will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Series.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING MARKETS. The considerations noted below under "Foreign Securities" may be intensified in the case of investment in developing countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Series' investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

FOREIGN  SECURITIES.  Investments  in  foreign  securities,  including  those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Series. Securities of some foreign issuers in many cases are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Series may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Series will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Series which invest primarily in foreign securities are particularly susceptible to such risks. American Depositary Receipts do not involve the same direct currency and liquidity risks as foreign securities.

The share price of a Series that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Series' foreign investments may cause changes in a Series' share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Series invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Series, depending on the extent of the Series' foreign investments.

A Series may employ certain strategies in order to manage exchange rate risks. For example, a Series may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Series may enter into contracts to sell that foreign currency for U. S. dollars (not exceeding the value of a Series' assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Series could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Series may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Series may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Series anticipates purchasing securities denominated in or exposed to a particular currency, the Series may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Series' performance if the sub-adviser's projection of future exchange rates is inaccurate.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Series to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, that Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include:
(1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Series and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be a risk factor which the Series would have to consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INSURANCE LAW RESTRICTIONS. In connection with the Fund's agreement to sell interests in the Fund to Jackson National Separate Account - I (Separate Account), Jackson National Financial Services, LLC (JNFS) and Jackson National Life Insurance Company (JNL) may enter into agreements with the Fund, required by certain state insurance departments, under which JNFS may agree to use its best efforts to assure and to permit JNL to monitor that each Series of the Fund complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Series failed to comply with such restrictions or limitations, JNL would take appropriate action, which might include ceasing to make investments in the Fund and/or Series or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Fund's operations.

INVESTMENT STRATEGY RISKS. The common stock selected for the Target Series generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The common stock may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stock will change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stock will be maintained or that share prices will not decline further during the life of the Target Series, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective strategy-based Series' investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Target Series objection will be achieved or that a Target Series will provide for capital appreciation in excess of such Target Series' expenses. Because of the contrarian nature of such Funds and the attributes of the common stock which caused inclusion in the portfolio, such Target Series may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategies for all of the Target Series have underperformed their respective index or indices in certain years.

LITIGATION. Certain of the issuers of common stock in certain Funds may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies.

To the best of the Fund's knowledge, other than tobacco litigation, there is no litigation pending as of the date of this Statement of Additional Information with respect to any common stock which might reasonably be expected to have a material adverse effect on a Fund. At any time after the date of this Statement of Additional Information, litigation may be instituted on a variety of grounds with respect to the common stock held in a Series portfolio. The Fund is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Fund or any Series.

SPECIFIC COUNTRY ECONOMIC RISK. The information provided below details certain important factors which impact the economies of both the United Kingdom and Hong Kong and may impact the Global Target 15 series, as well as other Series of the Fund which invest in foreign securities. This information has been extracted from various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists between the economies of the United Kingdom and Hong Kong and the value of the common stock held by the Global Target 15 Series.

         United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and make a significant contribution to the country's balance of payments. The portfolio of the Global Target 15 Series may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of their stock. In the first quarter of 1998, gross domestic product
(GDP) of the United Kingdom grew to a level 3.0% higher than in the first quarter of 1997, however, the overall rate of GDP growth has slowed since the third quarter of 1997. The slow down largely reflects a deteriorating trade position and higher indirect taxes. The average quarterly rate of GDP growth in the United Kingdom (as well as in Europe generally) has been decelerating since 1994. The United Kingdom is a member of the European Union (EU), which was created through the formation of the Maastricht Treaty on European Union (Treaty) in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. However, the effective implementation of the Treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of the common stock in the Global Target 15 Series impossible to predict. A majority of the EU members converted their existing sovereign currencies to a common currency (euro) on January 1, 1999. The United Kingdom did not participate in this conversion on January 1, 1999 and it is not possible to predict if or when the United Kingdom will convert to the euro. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes, as well as the implementation of a common currency throughout a majority of EU countries, would affect the currency exchange rate between the U.S. dollar and the British pound sterling. In addition, United Kingdom companies with significant markets or operations in other European countries (whether or not such countries are participating) face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of the EU market; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. It is not possible to predict what impact, if any, the euro conversion will have on any of the common stock issued by United Kingdom companies in the Global Target 15 Series.

         Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region (SAR) of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. There were no major import, export or foreign exchange restrictions. Regulation of business was generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar. Over the past two decades through 1996, the GDP has tripled in real terms, equivalent to an average annual growth rate of 6%. However, Hong Kong's recent economic data has not been encouraging. The full impact of the Asian financial crisis, as well as current international economic instability, is likely to continue to have a negative impact on the Hong Kong economy in the near future.

Although China has committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China has expressed disagreement with this legislation, which it states is in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National Peoples' Congress of China has passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies have subsequently been reconstituted in accordance with China's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Global Target 15 Series. The Fund is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact such Series.

China currently enjoys a most favored nation status (MFN Status) with the United States. MFN Status is subject to annual review by the President of the United States and approval by Congress. As a result of Hong Kong's reversion to Chinese control, U.S. lawmakers have suggested that they may review China's MFN status on a more frequent basis. Revocation of the MFN status would have a severe effect on China's trade and thus could have a materially adverse effect on China's MFN status on a more frequent basis. Revocation of the MFN Status would have a severe effect on the value of the Global Target 15 Series. The performance of certain companies listed on the Hong Kong Stock Exchange is linked to the economic climate of China. The renewal of China's MFN Status in May of 1996 has helped reduce the uncertainty for Hong Kong in conducting Sino-U.S. trade, and the signing of the agreement on copyright protection between the U.S. and Chinese governments in June of 1996 averted a trade war that would have affected Hong Kong's re-export trade. In 1997, China and the U.S. reached a four year bilateral agreement on textiles, again avoiding a Sino-U.S. trade war. More recently, the currency crisis which has affected a majority of Asian markets since mid-1997 has forced Hong Kong leaders to address whether to devaluate the Hong Kong dollar or maintain its peg to the U.S. dollar. During the volatile markets of 1998, the Hong Kong Monetary Authority
(HKMA) acquired the common stock of certain Hong Kong issuers listed on the Hong Kong Stock Exchange in an effort to stabilize the Hong Kong dollar and thwart currency speculations. Government intervention may hurt Hong Kong's reputation as a free market and increases concerns that authorities are not willing to let Hong Kong's currency system function autonomously. This may undermine confidence in the Hong Kong dollar's peg to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Global Target 15 Series.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng Index declined by approximately 31% in October, 1997 as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed subsequent to the events at Tiananmen Square but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. From January through August of 1998, during a period marked by international economic instability and a global crisis, the Hang Seng Index declined by nearly 27%. The Hang Seng Index is subject to change, and delisting of any issues may have an adverse impact on the performance of the Global Target 15 Series, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent such Series from purchasing additional common stock. In recent years, a number of companies, comprising approximately 10% of the total capitalization of the Hang Seng Index, have delisted. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

         Exchange Rate Risk. The Global Target 15 Series is comprised substantially of common stock that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the Series' portfolios and of the distributions from the portfolios will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports of goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following table sets forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

Foreign Exchange Rates: Range of Fluctuations in Foreign Currencies


--------------------------------------------------------------------------------
ANNUAL PERIOD          UNITED KINGDOM POUND            HONG KONG/U.S. DOLLAR
                       STERLING/U.S. DOLLAR
--------------------------------------------------------------------------------
1983                   0.616 - 0.707                   6.480 - 8.700
--------------------------------------------------------------------------------
1984                   0.671 - 0.864                   7.774 - 8.050
--------------------------------------------------------------------------------
1985                   0.672 - 0.951                   7.729 - 7.990
--------------------------------------------------------------------------------
1986                   0.643 - 0.726                   7.768 - 7.819
--------------------------------------------------------------------------------
1987                   0.530 - 0.680                   7.751 - 7.822
--------------------------------------------------------------------------------
1988                   0.525 - 0.601                   7.764 - 7.912
--------------------------------------------------------------------------------
1989                   0.548 - 0.661                   7.775 - 7.817
--------------------------------------------------------------------------------
1990                   0.504 - 0.627                   7.740 - 7.817
--------------------------------------------------------------------------------
1991                   0.499 - 0.624                   7.716 - 7.803
--------------------------------------------------------------------------------
1992                   0.498 - 0.667                   7.697 - 7.781
--------------------------------------------------------------------------------
1993                   0.630 - 0.705                   7.722 - 7.766
--------------------------------------------------------------------------------
1994                   0.610 - 0.684                   7.723 - 7.750
--------------------------------------------------------------------------------
1995                   0.610 - 0.653                   7.726 - 7.763
--------------------------------------------------------------------------------
1996                   0.583 - 0.670                   7.732 - 7.742
--------------------------------------------------------------------------------
1997                   0.584 - 0.633                   7.708 - 7.751
--------------------------------------------------------------------------------
1998                   0.584 - 0.620                   7.735 - 7.749
--------------------------------------------------------------------------------

Source: Bloomberg L.P.

The sub-adviser will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the sub-adviser may not be indicative of the amount in United States dollars the Series would receive had the Series sold any particular currency in the market. The foreign exchange transactions of the Series will be conducted by the Series with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

SECTOR SERIES RISKS

         Leading Brands Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in an investment in the consumer products industry in general. These include the cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign competition), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A weak economy with its consequent effect on consumer spending could have an adverse effect on consumer products companies. Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

         Communications Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in an investment in the communications industry in general.

The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the common stock depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuer of the common stock will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the common stock to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.

         Energy Sector Series. An investment in this Series should be made with an understanding of the problems and risks such an investment may entail.

The Energy Sector Series invests in common stock of companies involved in the energy industry. The business activities of companies held in this Series may include: production, generation, transmission, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field are also considered for this Series. The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the common stock in this Series may be subject to rapid price volatility. The Fund is unable to predict what impact the foregoing factors will have on the common stock in this Series.

According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in United States environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries (OPEC) and highly uncertain and potentially more volatile oil prices. Factors which the sub-adviser believes may increase the profitability of oil and petroleum operations include increasing demand for oil and petroleum products as a result of the continued increases in annual miles driven and the improvement in refinery operating margins caused by increases in average domestic refinery utilization rates. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. Surplus capacity in Saudi Arabia and a few other countries and the utilization of that capacity prevented, during the Persian Gulf crisis, and continues to prevent, severe market disruption. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. The restoration of a large portion of Kuwait and Iraq's production and export capacity could lead to such a development in the absence of substantial growth in world oil demand. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the 1990-1991 crisis in the Middle East, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices, even in the absence of supplies from Kuwait and Iraq. The pressure to deviate from mandatory quotas, if they are reimposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production and exports from the Soviet Union. Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.

Declining U.S. crude oil production will likely lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns will also pose serious challenges to the industry over the coming decade. Refiners are likely to be required to make heavy capital investments and make major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damage. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil-fuel use in general.

In addition, any future scientific advances concerning new sources of energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in this Series.

         Financial Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation (FDIC), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991 and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the common stock in the Series' portfolio cannot be predicted with certainty. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming, and there can be no certainty as to the effect, if any, that such changes would have on the common stock in the Series' portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability such as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. The Fund makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Series' portfolio.

The Federal Reserve Board (FRB) has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. The Fund makes no prediction as to the effect, if any, such laws will have on the common stock or whether such approvals, if necessary, will be obtained.

Some of the nation's largest banks, working to upgrade their own computer systems to meet the Year 2000 deadline, are concerned that some borrowers may fail to upgrade their computers in time, creating problem loans and increasing overall loan losses. Banks considered most vulnerable by analysts include those lending primarily to small businesses, which are not as likely as large businesses to have a plan for upgrading their computers. Also at risk are banks with significant exposure overseas, where many foreign businesses are not moving as quickly to resolve this problem. Analysts warn that it will be difficult for banks to determine their potential loan losses related to Year 2000 credit risk.

Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multiline insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates.
Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition;
(ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations, and (vii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 (Superfund) and comparable state statutes (mini-Superfund) govern the clean-up and restoration by "Potentially Responsible Parties" (PRP's). Superfund and the mini-Superfunds (Environmental Clean-up Laws or ECLs) establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

Proposed federal legislation which would permit banks greater participation in the insurance business could, if enacted, present an increased level of competition for the sale of insurance products. In addition, while current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Recently, ongoing consolidation in the industry and the strong stock market has benefitted stocks which investors believe will benefit from greater investor and issuer activity. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the Common stock included in this Series will be able to respond in a timely manner to compete in the rapidly developing marketplace.

         Pharmaceutical/Healthcare Sector Series. An investment in this Series should be made with an understanding of the characteristics of the pharmaceutical and healthcare industries and the risks which such investment may entail.

Pharmaceutical companies are companies involved in drug development and production services. Such companies have potential risks unique to their sector of the healthcare field. Pharmaceutical companies develop, manufacture and sell prescription and over-the-counter drugs. In addition, they are well known for the vast amounts of money they spend on world-class research and development. In short, such companies work to improve the quality of life for millions of people and are vital to the nation's health and well-being. Such companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from generic drug sales, the termination of their patent protection for drug products and the risk that technological advances will render their products or services obsolete. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

As the population of the United States ages, the companies involved in the pharmaceutical field will continue to search for and develop new drugs through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distribution of drugs and vaccines. These activities may make the pharmaceutical sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Series' objectives will be met.

Legislative proposals concerning healthcare are considered from time to time. The Fund is unable to predict the effect of any of these proposals, if enacted, on the issuers of common stock in the Series.

         Technology Sector Series. An investment in this Series should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, computer networks, communications systems, telecommunications products, electronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the common stock depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the common stock will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Common stock.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of common stock will obtain orders of similar magnitude such as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of common stock.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the common stock to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the common stock in the Series. Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub-$1000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-price personal computers.

                INVESTMENT RESTRICTIONS APPLICABLE TO ALL SERIES

FUNDAMENTAL POLICIES APPLICABLE TO ALL SERIES. The following fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund (or of a particular Series, if appropriate). The Investment Company Act of 1940 (1940 Act) defines a majority vote as the vote of the lesser of (i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or
(ii) more than 50% of the outstanding voting interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Series, such matter shall be deemed to have been effectively acted upon with respect to such Series if a majority of the outstanding voting interests of such Series vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Series affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

         (1)      A Series may not issue senior securities.

         (2) A Series will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 5% of the value of a Series' assets. In the case of any borrowing, a Series may pledge, mortgage or hypothecate up to 5% of its assets.

         (3) A Series will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

         (4) A Series will not purchase or sell real estate or interests therein.

         (5) A Series will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         (6) A Series may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

None of the Series is a "diversified company," as that term is defined in the Investment Company Act of 1940, as amended. There are no limitations on the concentration of the investments held by any Series in any particular industry or group of industries. However, because each Sector Series is only investing in common stocks of companies within specific industries, the Series' performance is closely tied to, and affected by, those specific industries. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

                             MANAGEMENT OF THE FUND

The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Managers. The Board of Managers of the Fund sets broad policies for each Series and chooses the Fund's officers. The following is a list of the Managers and officers of the Fund and a statement of their present positions and principal occupations during the past five years.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, and JNLNY Variable Fund II LLC. Each of the Fund's Managers is also a Trustee or Manager of each of the other funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

ANDREW B. HOPPING* (Age 40), 5901 Executive Drive, Lansing, Michigan 48911 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex President and Chief Executive Officer of the Fund and each of the other funds in the Fund Complex
JNL Series Trust, Vice President (8/96 to 8/97)
JNL Series Trust, Treasurer (8/96 to 8/97)
JNL Series Trust, Chief Financial Officer (8/96 to 8/97)
Jackson National Financial Services, LLC, President (3/98 to present)
Jackson National Financial Services, LLC, Managing Board Member
   (3/98 to present)
Jackson National Life Insurance Company, Executive Vice President
   (7/98 to present)
Jackson National Life Insurance Company, Chief Financial Officer
   (12/97 to present)
Jackson National Life Insurance Company, Senior Vice President (6/94 to 7/98) National Planning Corporation, Vice President (5/98 to 7/98)
National Planning Corporation, Director (6/97 to present)
Jackson National Financial Services, Inc., CEO (7/97 to 5/98)
Jackson National Financial Services, Inc., President (7/97 to 5/98)
Countrywide Credit,Executive Vice President (3/92 to 6/94)

JOSEPH FRAUENHEIM (Age 64), 1405 Cambridge, Lansing, MI  48911
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex Consultant (1991 to present)

ROBERT A. FRITTS* (Age 50) 5901 Executive Drive, Lansing,  Michigan 48911
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex Vice President, Treasurer and Chief Financial Officer of the Fund and each of the other funds in the Fund Complex
JNL Series Trust, Assistant Treasurer (2/96 to August 1997)
JNL Series Trust, Assistant Secretary (12/94 to 2/96)
JNL, Vice President and Controller

THOMAS J. MEYER (Age 51) 5901 Executive Drive, Lansing, Michigan 48911
Vice President, Secretary and Counsel of the Fund and each of the other funds in the Fund Complex
Jackson National Life Insurance Company, Senior Vice President (7/98 to present) Jackson National Life Insurance Company, Secretary (9/94 to present)
Jackson National Life Insurance Company, General Counsel (3/85 to present) Jackson National Life Insurance Company, Vice President (3/85 to 7/98)

RICHARD MCLELLAN (Age 56), 1191 Carriageway North, East Lansing, MI 48823 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex Dykema Gossett PLLC, Attorney

PETER MCPHERSON (Age 57), 1 Abbott Road, East Lansing, MI  48824
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
Michigan State University, President (10/93 to present)

MARK D. NERUD (Age 32) 225 West Wacker Drive, Suite 1200, Chicago, IL 60606 Vice President and Assistant Treasurer of the Fund and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Chief Financial Officer
   (3/98 to present)
Jackson National Financial Services, LLC, Managing Board Member
   (3/98 to present)
National Planning Corporation, Vice President (5/98 to present)
Jackson National Financial Services, Inc., Director (1/98 to 5/98)
Jackson National Financial Services, Inc., Chief Operating Officer
   (6/97 to 5/98)
Jackson National Financial Services, Inc., Treasurer (6/97 to 5/98)
Jackson National Life Insurance Company, Assistant Vice President - Mutual Fund
   Operations (5/97 to present)
Jackson National Life Insurance Company, Assistant Vice President
   (10/96 to 4/97)
Jackson National Life Insurance Company, Assistant Controller (10/96 to 4/97) Jackson National Life Insurance Company, Senior Manager - Mutual Fund Operations
   (4/96 to 10/96)
Voyageur Asset Management Company, Manager - Mutual Fund Accounting
   (5/93 to 4/96)

AMY D. EISENBEIS (Age 34) 5901 Executive Drive, Lansing, Michigan 48911
Vice President and Assistant Secretary of the Fund and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Vice President (3/98 to present) Jackson National Financial Services, LLC, Secretary (3/98 to present)
National Planning Corporation, Vice President (1/98 to 7/98)
National Planning Corporation, Secretary (1/98 to 7/98)
National Planning Corporation, Chief Legal Officer (1/98 to 7/98)
Jackson National Life Insurance Company, Assistant Vice President
   (4/99 to present)
Jackson National Life Insurance Company, Associate General Counsel
   (7/95 to present)
Waddell & Reed, Inc., Staff Attorney (1/94 to 7/95)

*Managers who are interested persons as defined in the 1940 Act.

As of April 15, 1999, the officers and managers of the Fund, as a group, owned less than 1% of the then outstanding shares of the Fund. To the extent required by applicable law, JNL will solicit voting instructions from owners of variable insurance or variable annuity contracts. All shares of each Series of the Fund will be voted by JNL in accordance with voting instructions received from such variable contract owners. JNL will vote all of the shares which it is entitled to vote in the same proportion as the voting instructions given by variable contract owners, on the issues presented, including shares which are attributable to JNL's interest in the Fund.

The Fund does not pay compensation to Managers who are "interested persons" and officers, as designated above. The funds in the Fund Complex pay to each disinterested Manager a total of $4,000 for each meeting of the Board of Managers/Trustees attended. The fees to the disinterested Managers are divided among the funds in the Fund Complex based on their relative size.

During the Fund's fiscal year ended December 31, 1999, it is estimated that the Fund's disinterested Managers will receive the following fees from the Fund for service as a Manager:

                                                       PENSION OR RETIREMENT
DISINTERESTED MANAGER      AGGREGATE COMPENSATION      BENEFITS ACCRUED AS PART
MANAGER                    FROM FUND                   OF FUND EXPENSES
-------                    ---------                   ----------------
Joseph Frauenheim                                               0
Richard McLellan                                                0
Peter McPherson                                                 0


                                   PERFORMANCE

A Series' historical performance may be shown in the form of total return and yield. These performance measures are described below. Performance advertised for a Series may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Fund. Such charges, described in the prospectus for the Contract, will have the effect of reducing a Series' performance.

Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Series. Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the net asset value.

A Series' standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission (SEC). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for a Series for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Series' shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period.

The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Series has been in existence, if it has not been in existence for one of the prescribed periods.

Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment (initial investment) in the applicable Series on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of a Series include general market conditions, operating expenses and investment management.

The yield for a Series is computed in accordance with a standardized method prescribed by the rules of the SEC. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment. Under this method, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the offering price per share on the last day of the period.

In computing the yield, the Series follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Series use to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

A Series' performance quotations are based upon historical results and are not necessarily representative of future performance. The Series' shares are sold at net asset value. Returns and net asset value will fluctuate. Shares of a Series are redeemable at the then current net asset value, which may be more or less than original cost.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. JNFS, 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund. As investment adviser, JNFS provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Managers or officers of the Fund if elected to such positions. JNFS is a wholly owned subsidiary of JNL, which is in turn wholly owned by Prudential Corporation plc, a life insurance company in the United Kingdom.

JNFS acts as investment adviser to the Fund pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of each Series or the Board of Managers. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of a Series with respect to that Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Investment Advisory and Management Agreement provides that JNFS shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNFS in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. Each Series is obligated to pay JNFS the following fees (the fee percentages are identical for each Series):

          ASSETS                                          FEES
          ------                                          ----

          $0 to $500 million                              .75%
          $500 million to $1 billion                      .70%
          Over $1 billion                                 .65%

SUB-ADVISER. JNFS has entered into a Sub-Advisory Agreement with First Trust Advisors L.P. (First Trust) to manage the investment and reinvestment of the assets of each Series, subject to JNFS' supervision.

First Trust is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Series of the Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by Robert Donald Van Kampen. Pursuant to a Sub-Advisory Agreement with JNFS, First Trust is responsible for selecting the investments of each Series consistent with the investment objectives and policies of that Series, and will conduct securities trading for the Series. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the Fund and the oversight and supervision of JNFS, which pays First Trust's sub-advisory fees.

Under the Sub-Advisory Agreement, First Trust provides each Series with discretionary investment services. Specifically, First Trust is responsible for supervising and directing the investments of each Series in accordance with each Series' investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is also responsible for effecting all security transactions on behalf of each Series.

As compensation for its services, First Trust receives a fee, as disclosed in the Prospectus, which is paid by JNFS. The Sub-Advisory Agreement also provides that First Trust, its directors, officers, employees, and certain other persons performing specific functions for the Series will only be liable to the Series for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Series and by the interest holders of each Series or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of a Series with respect to that Series, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNFS and the Series. Additional Series may be subject to a different agreement. The Sub-Advisory Agreement also provides that First Trust is responsible for compliance with the provisions of
Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to each Series (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). JNFS is obligated to pay First Trust out of the advisory fee it receives from each Series the following fees (the fee percentages are identical for each Series):

        ASSETS                                            FEES
        ------                                            ----
        $0 to $500 million                                .35%
        $500 million to $1 billion                        .30%
        Over $1 billion                                   .25%

SUB-LICENSE AGREEMENT. JNFS, JNL and the Fund have also entered into a Sub-License Agreement with First Trust under the terms of which the Fund and JNL are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company. Additionally, "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by JNL (JNLI). Neither the Fund nor any Series are sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

ADMINISTRATIVE FEE. Each Series pays to JNFS an Administrative Fee. Each Series, except the JNL/First Trust Global Target 15 Series, pays an Administrative Fee of .10% of the average daily net assets of the Series. The JNL/First Trust Global Target 15 Series pays an Administrative Fee of .20% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, will arrange for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

CUSTODIAN AND TRANSFER AGENT. Boston Safe Deposit & Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for each Series of the Fund. In general, the custodian is responsible for holding the Fund's cash and securities and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

JNFS is the transfer agent and dividend-paying agent for each Series of the Fund.

INDEPENDENT ACCOUNTANTS. The Series' independent accountants, PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, audit and report on the Series' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Series.

SERIES TRANSACTIONS AND BROKERAGE. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Series to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

Transactions for a Series may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Series will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

Each Series may participate, if and when practicable, in bidding for the purchase of securities for the Series' portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Series will engage in this practice, however, only when the sub-adviser, in its sole discretion, believes such practice to be otherwise in the Series' interest.

The primary consideration in portfolio security transactions is "best execution," i.e., execution at the most favorable prices and in the most effective manner possible. JNFS and First Trust always attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker/dealers who have furnished statistical, research, and other information or services to JNFS or First Trust. In placing orders with such broker/dealers, JNFS and First Trust will, where possible, take into account the comparative usefulness of such information. Such information is useful to JNFS and First Trust even though its dollar value may be indeterminable and its receipt or availability generally does not reduce JNFS's or First Trust's normal research activities or expenses.

JNFS and First Trust are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Series with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. JNFS and First Trust may use this research information in managing the Fund's assets, as well as the assets of other clients.

Any portfolio transaction for a Series may be executed through brokers that are affiliated with the Fund, investment adviser and/or sub-adviser, if, in the investment adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Series a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions.
All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of policies. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker/dealer's selection, nor is the selection of any broker/dealer based on the volume of interests sold.

There may be occasions when portfolio transactions for a Series are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of JNFS or First Trust. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNFS and First Trust believe that to do so is in the interest of the Fund. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

CODE OF ETHICS. To mitigate the possibility that a Series will be adversely affected by personal trading of employees, the Fund, JNFS and First Trust have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These codes comply, in all material respects, with the recommendations of the Investment Company Institute.

                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Series at their net asset value. Interests are purchased using premiums received on policies issued by JNL. The Separate Account is funded by interests of the Fund.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the designated Series (rounded to the nearest 1/1000 of an interest). The Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value (NAV) of Series' interests is determined once each day on which the New York Stock Exchange (NYSE) is open (Business Day) at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of Series' interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of a Series is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using exchange rates in effect at the time of valuation. A Series will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Managers.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Series' net asset value is not calculated. A Series calculates net asset value per interest, and therefore effects sales, redemptions and repurchases of its interests, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

The Fund may suspend the right of redemption for any Series only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES. The Fund may issue an unlimited number of full and fractional shares of beneficial interest of each Series and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each interest of a Series represents an equal proportionate interest in that Series with each other interest. The Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of a Series, interest holders are entitled to share pro rata in the net assets of such Series available for distribution to interest holders. Each issued and outstanding interest in a Series is entitled to participate equally in dividends and distributions declared by its corresponding Series, and in the net assets of the Series remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of each Series, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in a Series do not have cumulative rights. This means that owners of more than half of the registrant's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

VOTING RIGHTS. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the particular Series affected by the proposal. When a majority is required, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS

The Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). The Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to Separate Account, the Fund is disregarded as an entity for purposes of federal income taxation. Jackson National Life, through Separate Account, is treated as owning the assets of the Series directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to JNL or to policy owners, when left to accumulate within a variable annuity policy. Tax disclosure relating to the variable annuity policies that offer the Fund as an investment alternative is contained in the prospectuses for those policies.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity policies (that is, the assets of the Series). Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations  amplify the  diversification  standards  set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Series will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Series.

                              FINANCIAL STATEMENTS

No financial statements for the Fund are included in the prospectus or in this Statement of Additional Information because the Fund had not commenced operations as of the effective date of this prospectus and Statement of Additional Information.

                              JNL VARIABLE FUND LLC

                                     PART C
                                OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 23.  Exhibits

(a)  Certificate of Formation of Registrant dated October 15, 1998, incorporated
     by  reference  to  Registrant's   Registration  Statement  filed  with  the
     Securities and Exchange Commission on November 30, 1998.

(b)  Operating Agreement of Registrant, attached hereto.

(c)  Not Applicable

(d)  (1)  Form  of  Investment   Advisory  and  Management   Agreement   between
          Registrant and Jackson National Financial Services, LLC, attached hereto.

     (2)  Form of Investment  Sub-Advisory  Agreement  between Jackson  National
          Financial Services, LLC and First Trust Advisors L.P., attached hereto.

(e)  Not Applicable

(f)  Not Applicable

(g)  Custodian Contract, to be filed by Amendment.

(h) Form of Administration Agreement between Registrant and Jackson National Financial Services, LLC, attached hereto.

(i)  Opinion of Counsel, to be filed by Amendment.

(j)  Consent of Independent Auditors, to be filed by Amendment.

(k)  Not Applicable

(l)  Not Applicable

(m)  Not Applicable

(n)  Not Applicable

(o)  Not Applicable

Item 24.  Persons controlled by or under Common Control with Registrant.

          Jackson National Separate Account - I

Item 25.  Indemnification.

          Article IV of the Registrant's Operating Agreement provides that each of its Managers and Officers (including persons who serve at the Registrant's request as managers, directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          The  foregoing   indemnification   arrangements  are  subject  to  the
          provisions of Section 17(h) of the Investment Company Act of 1940.

          Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, managers or employees of the Registrant, and by separate agreement Jackson National Life Insurance Company has agreed to indemnify managers of the Registrant who are not interested persons of the Registrant or its investment adviser.

Item 26.  Business and Other Connections of Investment Adviser.

          Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Financial Services, LLC (JNFS) contained in the section entitled "Management of the Fund" of the Prospectus, and the biographical information pertaining to Messrs. Hopping, Meyer, Fritts and Nerud and Ms. Eisenbeis, contained in the section entitled "Management of the Fund" and the description of JNFS contained in the section entitled "Investment Advisory and Other Services" of the Statement of Additional Information.

          First Trust Advisors L.P., file No. 801-39950, the sub-adviser of the series of the Fund, is primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and other required information

Item 27.  Principal Underwriters.

          Not Applicable.

Item 28.  Location of Accounts and Records

          Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are
          in the physical possession of the Registrant at 5901 Executive Drive, Lansing, Michigan 48911; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7),
          (9), (10), and (11) are in the physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108.

Item 21.  Management Services.

          Not Applicable.

Item 30.  Undertakings.

          Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Pre-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 20th day of April, 1999.


                                    JNL VARIABLE FUND LLC


                                    By:     /s/ Andrew B. Hopping
                                            by Thomas J. Meyer*
                                            ---------------------------------
                                            Andrew B. Hopping
                                            President, CEO and Manager


         Pursuant to the requirements of the Securities Act, this Pre-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.


/s/ Andrew B. Hopping               President, CEO and        April 20, 1999
        by Thomas J. Meyer*         Manager                   --------------
-------------------------------
Andrew B. Hopping

/s/ Robert A. Fritts                Vice President,           April 20, 1999
         by Thomas J. Meyer*        Treasurer, CFO            --------------
-------------------------------     and Manager
Robert A. Fritts

/s/ Joseph Frauenheim               Manager                   April 20, 1999
         by Thomas J. Meyer*                                  --------------
-------------------------------
Joseph Frauenheim

/s/ Richard McLellan                Manager                   April 20, 1999
         by Thomas J. Meyer*                                  --------------
-------------------------------
Richard McLellan

/s/ Peter McPherson                 Manager                   April 20, 1999
         by Thomas J. Meyer*                                  --------------
-------------------------------
Peter McPherson

/s/ Thomas J. Meyer                                           April 20, 1999
-------------------------------                               --------------
* Attorney In Fact

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as managers of JNL VARIABLE FUND LLC, a Delaware limited liability company, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Variable Fund LLC, hereby constitute and appoint Andrew B. Hopping, Thomas J. Meyer and Robert P. Saltzman, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.


/s/ Andrew B. Hopping                               February 11, 1999
---------------------------------                   -----------------------
Andrew B. Hopping                                   Date


/s/  Robert A. Fritts                               February 11, 1999
---------------------------------                   -----------------------
Robert A. Fritts                                    Date


/s/ Joseph Frauenheim                               February 11, 1999
---------------------------------                   -----------------------
Joseph Frauenheim                                   Date


/s/ Richard McLellan                                February 11, 1999
---------------------------------                   -----------------------
Richard McLellan                                    Date


/s/ Peter McPherson                                 February 11, 1999
---------------------------------                   -----------------------
Peter McPherson                                     Date

 EXHIBIT LIST


Exhibit
Number        Description

23. (b)       Operating Agreement of Registrant, attached hereto as EX-99.23b.

23. (d)(1)    Form of  Investment  Advisory  and  Management Agreement  between
              Registrant  and Jackson  National Financial   Services,   LLC,
              attached   hereto   as EX-99.23d1.

23. (d)(2)    Form of Investment Sub-Advisory Agreement between Jackson National
              Financial Services, LLC and First Trust Advisors L.P., attached hereto as EX-99.23d2.

23. (h) Form of Administration Agreement between Registrant and Jackson National Financial Services, LLC, attached hereto as EX-99.23h.